EXHIBIT 99.CERT

Pacific Funds

Form N-CSR certification for the Annual Report for the fiscal year ending March 31, 2003

I, Thomas C. Sutton, certify that:
1.	I have reviewed this report on Form N-CSR of Pacific Funds.
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report.

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: May 27, 2003

/s/ THOMAS C. SUTTON
________________________
Thomas C. Sutton
Chairman of the Board of Trustees, Pacific Funds

I, Glenn S. Schafer, certify that:
1.	I have reviewed this report on Form N-CSR of Pacific Funds.
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report.

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: May 27, 2003

/s/ GLENN S. SCHAFER
________________________
Glenn S. Schafer
President, Pacific Funds

I, Brian D. Klemens, certify that:
1.	I have reviewed this report on Form N-CSR of Pacific Funds.
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report.

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: May 27, 2003

/s/ BRIAN D. KLEMENS
________________________
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer), Pacific Funds